Principal Accounting Policies and Related Financial Information (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of presentation	Basis of presentation. The accompanying consolidated and combined financial statements of Livent include the historical accounts of the FMC Lithium segment ("Lithium Business") of FMC, a publicly traded company incorporated in Delaware (United States).
Principles of consolidation and combination
Principles of consolidation and combination. For all periods prior to the Separation, our combined financial statements were derived from FMC's consolidated financial statements and accounting records where the Lithium Business was a division of FMC. These combined financial statements were prepared in accordance with U.S. GAAP and reflect the historical basis and carrying values established when the Company was part of FMC. The accompanying combined financial statements include the operations, financial position, and cash flows of Livent, as carved out from the historical consolidated financial statements of FMC using both specific identification and the allocation methodologies described below. Transactions between the Lithium Business and FMC and its subsidiaries are reflected in the consolidated balance sheets as “Capital in excess of par value of common stock” and in the consolidated and combined statements of cash flows as a financing activity in “Net change in net parent investment.” We believe the assumptions underlying the consolidated and combined financial statements, including the assumptions regarding allocated expenses, reasonably reflect the utilization of services provided to or the benefit received by Livent. However, the pre-Separation financial statements and activities do not purport to reflect what the results of operations, comprehensive income/(loss), financial position, equity or cash flows would have been had we operated as an independent public company during the periods presented.
•The pre-Separation period in the consolidated and combined statement of operations for year ended December 31, 2018 reflect the direct, indirect and allocated costs for various corporate function services historically provided by FMC, such as information technology, compensation and benefits, human resources, engineering, finance and internal audit. These allocations are based on either a specific identification basis or, when specific identification is not practical, proportional allocation methods (e.g., using third-party sales, headcount, etc.), depending on the nature of the services. Actual costs that would have been incurred if Livent had been a standalone company would depend on multiple factors, including organizational structure and strategic decisions in various areas such as information technology and infrastructure.
•Net parent investment represents FMC’s historical investment in us, our accumulated net earnings after taxes and the net effect of transactions with and allocations from FMC.
For the pre-Separation period in the consolidated and combined statement of operations for year ended December 31, 2018, Livent functioned as part of the larger group of businesses controlled by FMC and, accordingly, utilized centralized functions, such as facilities and information technology of FMC to support its operations. Accordingly, a portion of the shared service costs were historically allocated to Livent. FMC also performed certain corporate functions for Livent. The corporate expenses related to Livent have been allocated from FMC. These allocated costs are primarily related to certain governance and corporate functions such as finance, internal audit, treasury, tax, human resources benefits and compensation, legal, investor relations, and certain other costs. Where it is possible to specifically attribute such expenses to activities of Livent, these amounts have been charged or credited directly to Livent without allocation or apportionment. Allocation of other such expenses is based on a reasonable reflection of the utilization of the service provided to or benefits received by Livent during the periods presented on a consistent basis, such as, but not limited to, a relative percentage of headcount, tangible assets, third-party sales, cost of goods sold or segment operating profit, defined by FMC as segment revenue less operating expenses.Subsequent to the Separation, the accompanying consolidated financial statements are presented on a consolidated basis and include all of the accounts and operations of Livent and its majority-owned subsidiaries. The financial statements reflect the financial position, results of operations and cash flows of Livent in accordance with U.S. GAAP. All significant intercompany accounts and transactions are eliminated in consolidation.
Earnings per share	Earnings per share. The weighted average common shares outstanding for both basic and diluted earnings per share for all pre-Separation periods presented was calculated, in accordance with ASC 260, Earnings Per Share (ASC 260), using 123 million shares of common stock outstanding, which reflects the number of shares held by FMC prior to the IPO.In connection with our IPO, we issued 20 million shares of our common stock to the public at a public offering price of $17.00 per share. The IPO closed on October 15, 2018. On November 13, 2018, the Company closed on the sale of an additional 3 million shares of its common stock pursuant to the Over-allotment Option Exercise. In accordance with ASC 260, the 23 million shares issued in connection with the IPO and Over-allotment Option Exercise are included in earnings per share calculations for periods subsequent to the closing of the IPO and Over-allotment Option Exercise and are not included in the earnings per share calculations for periods prior to the closing of the IPO.
Estimates and assumptions
Estimates and assumptions. In preparing the financial statements in conformity with U.S. GAAP we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results are likely to differ from those estimates, but we do not believe such differences will materially affect our financial position, results of operations or cash flows.
Due to the current coronavirus ("COVID-19") pandemic, there has been uncertainty and disruption in the global economy and financial markets. The estimates used for, but not limited to, the collectability of trade receivables, fair value of long-lived assets, income taxes, inventory valuation and fair value of financial instruments could be impacted. We have assessed the impact and are not aware of any specific events or circumstances that required an update to our estimates and assumptions or materially affected the carrying value of our assets or liabilities as of the date of issuance of this Annual Report on Form 10-K. These estimates may change as new events occur and additional information is obtained. Actual results could differ materially from these estimates under different assumptions or conditions.

Cash equivalents	Cash equivalents. We consider investments in all liquid debt instruments with original maturities of three months or less to be cash equivalents.
Trade receivables, net of allowance	Trade receivables, net of allowance. Trade receivables consist of amounts owed to us from customer sales and are recorded when revenue is recognized. The allowance for trade receivables represents our best estimate of the probable losses associated with potential customer defaults. In developing our allowance for trade receivables, we use a two stage process which includes calculating a general formula to develop an allowance to appropriately address the uncertainty surrounding collection risk of our entire portfolio and specific allowances for customers where the risk of collection has been reasonably identified either due to liquidity constraints or disputes over contractual terms and conditions.Our method of calculating the general formula consists of estimating the recoverability of trade receivables based on historical experience, current collection trends, and external business factors such as economic factors, including regional bankruptcy rates, and political factors. Our analysis of trade receivable collection risk is performed quarterly, and the allowance is adjusted accordingly.
Inventories	Inventories. Inventories are stated at the lower of cost or market value. Inventory costs include those costs directly attributable to products before sale, including all manufacturing overhead but excluding distribution costs. All inventories are determined on a first-in, first-out (“FIFO”) basis.
Property, plant and equipment
Property, plant and equipment. We record property, plant and equipment, including capitalized interest, at cost. We recognize acquired property, plant and equipment, from acquisitions at its estimated fair value. Depreciation is provided principally on a straight-line basis over the estimated useful lives of the assets. The major classifications of property, equipment and software, including their respective expected useful lives, consisted of the following:

Asset type	Useful Life
Land	—
Land improvements	20 years
Buildings	20-40 years
Machinery and Equipment	3-18 years
Software	3-10 years
Gains and losses are reflected in income upon sale or retirement of assets. Expenditures that extend the useful lives of property, plant and equipment or increase productivity are capitalized. Ordinary repairs and maintenance are expensed as incurred through operating expense.

Capitalized interest	Capitalized interest. These costs were associated with the construction of certain long-lived assets and have been capitalized as part of the cost of those assets. We amortize capitalized interest over the estimated useful lives of the assets.
Impairments of long-lived assets	Impairments of long-lived assets. We review the recoverability of the net book value of long-lived assets whenever events and circumstances indicate that the net book value of an asset may not be recoverable from the estimated undiscounted future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the net book value, we recognize an impairment loss equal to an amount by which the net book value exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.
Asset retirement obligations
Asset retirement obligations. We record asset retirement obligations (“AROs”) at fair value at the time the liability is incurred if we can reasonably estimate the settlement date. The associated AROs are capitalized as part of the carrying amount of related long-lived assets. In future periods, the liability is accreted to its present value and the capitalized cost is depreciated over the useful life of the related asset. We also adjust the liability for changes resulting from the passage of time and/or revisions to the timing or the amount of the original estimate. Upon retirement of the long-lived asset, we either settle the obligation for its recorded amount or incur a gain or loss.
We have mining operations and legal reclamation obligations related to our facilities upon closure of the mines. The AROs primarily relate to post-closure reclamation of brine wells and sites involved in the surface mining and manufacturing of lithium in Argentina. Also, we have obligations at certain of our manufacturing facilities and offices in the event of permanent plant shutdown.

Deferred compensation plan	Deferred compensation plan. FMC has a deferred compensation plan, in which highly compensated Lithium Business employees were eligible to participate prior to the IPO. In 2019, all existing account balances of Livent employee participants under the FMC deferred compensation plan were transferred to the Livent Non-qualified Saving Plan ("Livent NQSP") deferred compensation plan. We have established a trust fund administered by a third party to provide funding for benefits payable under the Livent NQSP to which highly compensated Livent employees can elect to defer part of their compensation. The assets held in the trust consist of money market investments, a managed portfolio of equity securities and Livent common stock. For each reporting period, the Company records a net mark-to-market adjustment to Selling, general and administrative expense in our consolidated statements of operations for the investments in the trust fund and the corresponding obligation to participants in the Livent NQSP. The money market investments and equity securities assets are included in Other assets in the accompanying consolidated balance sheets. The investments in Livent common stock under the Livent NQSP are included in Treasury stock on our consolidated balance sheets
4.125% Convertible Senior Notes due 2025 (the "2025 Notes")	4.125% Convertible Senior Notes due 2025 (the “2025 Notes”). We account for our 2025 Notes under Accounting Standards Codification 470-20, Debt with Conversion and Other Options.
Financial instruments	Financial instruments. Our financial instruments are trade receivables, trade payables, investments held in trust fund, and derivatives. Trade receivables and trade payables are recorded at cost, which approximates fair value due to the short-term nature of the instruments. Investments held in trust are for the Livent NQSP as discussed in "Deferred compensation plan" subsection above. Prior to the Separation, FMC entered into derivative contracts on Livent's behalf to hedge exposures at the corporate level. Prior to the Separation, these activities represented activities managed at the corporate level and were not specific to our business; the associated assets or liabilities related to these transactions were not included in the consolidated balance sheets, but the gains or losses associated with these transactions were included in the consolidated and combined statements of operations as these costs are deemed costs incurred to run our business. Subsequent to the Separation, Livent entered into derivative contracts to hedge exposures and the associated assets or liabilities were recorded in our consolidated balance sheets and the gains or losses associated with these transactions were included in the consolidated and combined statements of operations.
Equity method investments	Equity method investments. Livent has entered into agreements with The Pallinghurst Group relating to Quebec Lithium Partners ("QLP"), a joint venture owned equally by The Pallinghurst Group and Livent, and the conduct of certain business operations and oversight previously conducted by Nemaska Lithium Inc. The Company accounts for the investment in QLP as an equity method investment included in Investments in our consolidated balance sheets.
Leases
Leases. We adopted ASC 842 and elected the modified retrospective transition method which required an application date of January 1, 2019. Under the modified retrospective transition method, all prior period disclosures continue to be in accordance with ASC 840.
The Company determines if an arrangement is a lease at the inception of the contract. Our operating leases are included in Operating lease right-of-use ("ROU") assets, Operating lease liabilities - current, and Operating lease liabilities - long term in the consolidated balance sheets. The operating lease ROU assets and operating lease liabilities are recognized based on the present value of future minimum lease payments over the lease term at commencement date. As most of our leases do not provide an implicit interest rate, we utilize an estimated incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. In determining the discount rate used in the present value calculation, the Company has elected to apply the portfolio approach for leases provided the leases commenced at or around the same time. This election allows the Company to account for leases at a portfolio level provided that the resulting accounting at this level would not differ materially from the accounting at the individual lease level. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.
The Company has elected not to separate lease and non-lease components and accounts for each separate lease component and non-lease component associated with that lease component as a single lease component. Operating lease ROU assets include all contractual lease payments and initial direct costs incurred less any lease incentives. Facility leases generally only contain lease expense and non-component items such as taxes and pass through charges. Additionally, we have elected not to apply the recognition requirements of ASC 842 to leases which have a lease term of less than one year at the commencement date.
Most of the Company's leases for corporate facilities contain terms for renewal and extension of the lease agreement. The exercise of lease renewal options is generally at the Company’s sole discretion. The Company includes the lease extensions when it is reasonably certain we will exercise the extension. The Company’s lease agreements do not contain any material variable lease payments, material residual value guarantees or any material restrictive covenants.
Restructuring and other charges
Restructuring and other charges. We continually perform strategic reviews and assess the return on our businesses. This sometimes results in a plan to restructure the operations of our business. We record an accrual for severance and other exit costs under the provisions of the relevant accounting guidance.
Additionally, as part of these restructuring plans, write-downs of long-lived assets may occur. Two types of assets are impacted: assets to be disposed of by sale and assets to be abandoned. Assets to be disposed of by sale are measured at the lower of carrying amount or estimated net proceeds from the sale. Assets to be abandoned with no remaining future service potential are written down to amounts expected to be recovered. The useful life of assets to be abandoned that have a remaining future service potential are adjusted and depreciation is recorded over the adjusted useful life.
Finite-lived intangible assets	Finite-lived intangible assets. Finite-lived intangible assets consist of a patent, which is being amortized over a period of 15 years.
Revenue recognition
Revenue recognition. Revenue from product sales is recognized when (or as) we satisfy a performance obligation by transferring the promised goods to a customer, that is, when control of the good transfers to the customer. The customer is then invoiced at the agreed-upon price with payment terms generally ranging from 30 to 180 days.
In determining when the control of goods is transferred, we typically assess, among other things, the transfer of risk and title and the shipping terms of the contract. The transfer of title and risk typically occurs either upon shipment to the customer or upon receipt by the customer. As such, we typically recognize revenue when goods are shipped based on the relevant incoterm for the product order, or in some regions, when delivery to the customer’s requested destination has occurred. When we perform shipping and handling activities after the transfer of control to the customer (e.g., when control transfers prior to delivery), they are considered fulfillment activities, and accordingly, the costs are accrued for when the related revenue is recognized. For FOB shipping point terms, revenue is recognized at the time of shipment since the customer gains control at this point in time.
We record amounts billed for shipping and handling fees as revenue. Costs incurred for shipping and handling are recorded as costs of sales. Amounts billed for sales and use taxes, value-added taxes, and certain excise and other specific transactional taxes imposed on revenue-producing transactions are presented on a net basis and excluded from revenue in the consolidated and combined statements of operations. We record a liability until remitted to the respective taxing authority.
Research and Development	Research and Development. Research and development costs are expensed as incurred.
Income and other taxes	Income and other taxes. We provide current income taxes on income reported for financial statement purposes adjusted for transactions that do not enter into the computation of income taxes payable and recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. Prior to separation, pursuant to the tax matters agreement with FMC, in jurisdictions where we file consolidated returns with FMC, we have recorded our allocated share of the consolidated liability as part of the income tax payable in our consolidated balance sheets. In taxing jurisdictions where we file as a standalone entity we have recorded the tax liability/benefit to income tax payable/receivable. We do not provide income taxes on the equity in undistributed earnings of consolidated foreign subsidiaries as it is our intention that such earnings will remain invested in those companies.
Segment information	Segment information. We operate as one reportable segment based on the commonalities among our products and services and the manner in which we review and evaluate operating performance.
Stock-based compensation	Stock-based compensation. Prior to the consummation of the Separation, we did not sponsor any stock compensation plans. Instead, our eligible employees participated in FMC’s sponsored stock-based compensation plans. Prior to the consummation of the Separation, our employees continued to participate in the FMC’s stock-based compensation plans and we recognized stock-based compensation expense based on the awards granted to our employees. We also recorded an allocation of stock-based compensation for corporate employees based on segment operating profit, defined by FMC as segment revenue less operating expenses. Stock-based compensation expense for the three years ended December 31, 2020 has been recognized for all share options and other equity-based arrangements. Stock-based compensation cost is measured at the date of grant, based on the fair value of the award, and is recognized over the employee’s requisite service period. We made a policy election to recognize forfeitures in stock based compensation expense as they occur.
Environmental obligations
Environmental obligations. We provide for environmental-related obligations when they are probable and amounts can be reasonably estimated. Where the available information is sufficient to estimate the amount of liability, that estimate has been used.
Included in our environmental liabilities are costs for the operation, maintenance and monitoring of site remediation plans (“OM&M”). Such reserves are based on our best estimates for these OM&M plans. Over time we may incur OM&M costs in excess of these reserves. However, we are unable to reasonably estimate an amount in excess of our recorded reserves because we cannot reasonably estimate the period for which such OM&M plans will need to be in place or the future annual cost of such remediation, as conditions at these environmental sites change over time. Such additional OM&M costs could be significant in total but would be incurred over an extended period of years.Environmental remediation charges represent the costs for the continuing charges associated with environmental remediation at operating sites from previous years and from products that are no longer manufactured.
Foreign currency	Foreign currency. We translate the assets and liabilities of our foreign operations at exchange rates in effect at the balance sheet date. For foreign operations for which the functional currency is not the U.S. dollar, we record translation gains and losses as a component of accumulated other comprehensive loss in equity. The foreign operations’ statements of operations are translated at the monthly exchange rates for the period. Transactions denominated in foreign currency other than our functional currency of the operation are recorded upon initial recognition at the exchange rate at the date of the transaction. After initial recognition, monetary assets and liabilities denominated in foreign currency are remeasured at each reporting date into the functional currency at the exchange rate at that date. Exchange rate differences are recognized as foreign currency transaction gain or loss recorded as a component of Costs of sales in our consolidated and combined statements of operations.
New Accounting guidance and regulatory items and recently adopted accounting guidance
New Accounting guidance and regulatory items
In August 2020, the Financial Accounting Standard Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity's Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity's Own Equity ("ASU 2020-06"). The Company early adopted ASU 2020-06 with a date of initial application of January 1, 2021. As a result of the adoption of ASU 2020-06, these consolidated and combined financial statements and certain disclosures herein have been retrospectively recast. Accordingly, Notes 9, 10, and 13 to these consolidated and combined financial statements have been appropriately recast to reflect this change in accounting principle. The details of the significant changes and quantitative impact of the changes are disclosed below.
ASU 2020-06 reduces the number of accounting models for convertible debt instruments by eliminating the cash conversion model. As compared with current U.S. GAAP, more convertible debt instruments will be reported as a single liability instrument and the interest rate of more convertible debt instruments will be closer to the coupon interest rate. The ASU also aligns the consistency of diluted Earnings Per Share ("EPS") calculations for convertible instruments by requiring that (1) an entity use the if-converted method and (2) share settlement be included in the diluted EPS calculation for both convertible instruments and equity contracts when those contracts include an option of cash settlement or share settlement. The ASU is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The FASB has specified that an entity should adopt the guidance as of the beginning of its annual fiscal year. Prior to adoption of ASU 2020-06, under Accounting Standards Codification 470-20, Debt with Conversion and Other Options, we separately accounted for the liability and equity components of our 4.125% Convertible Senior Notes due 2025 (the “2025 Notes”), which may be settled entirely or partially in cash upon conversion, in a manner that reflected the issuer’s economic interest cost. The effect of ASC 470-20 on the accounting for the 2025 Notes is that the equity component was required to be included in the additional paid-in capital section of stockholders’ equity on our consolidated balance sheet, and the value of the equity component was treated as original issue discount for purposes of accounting for the debt component of the 2025 Notes. As a result, we were required to record a greater amount of non-cash interest expense as a result of the amortization of the discounted carrying value of the 2025 Notes to their face amount over the term of the 2025 Notes. Because the Company intends to settle in cash the principal outstanding under its 2025 Notes, we previously could elect to use the treasury stock method when calculating their potential dilutive effect, if any. ASU 2020-06 now requires the Company to use the if-converted method for EPS. See Note 10 and Note 13 for further details. ASU 2020-06 allows adoption through either a modified retrospective method or full retrospective method of transition. In applying the modified retrospective transition method, the cumulative effect of the accounting change should be recognized as an adjustment to the opening balance of retained earnings at the date of adoption. We early adopted ASU 2020-06 effective January 1, 2021 under the full retrospective method. For the full retrospective method, the cumulative effect of the accounting change was recognized as an adjustment to the balance of retained earnings, additional paid-in capital, long-term debt and deferred income taxes in the consolidated balance sheet as of December 31, 2020, the year in which the 2025 Notes were issued. Interest expense, loss from operations before income taxes, income tax benefit, and net loss and loss per share were also adjusted in the consolidated statement of operations for the year ended December 31, 2020. Noncash adjustments to reconcile net loss to cash provided by operating activities, including deferred income taxes and deferred financing fee amortization were also adjusted in the consolidated statement of cash flows for the year ended December 31, 2020.
The following tables present the impact of the adoption of ASU 2020-06 on our previously reported historical results for the periods presented:
2020 Statement of Operations Impact

(in Millions, Except Per Share Data)	Year Ended December 31, 2020
	As Reported	ASU 2020-06 Adoption Adjustment	As Adjusted
Revenue	$288.2	$—	$288.2
Costs and expenses:
Costs of sales	251.4	—	251.4
Gross margin	36.8	—	36.8
Selling, general and administrative expenses	44.6	—	44.6
Corporate allocations	—	—	—
Research and development expenses	3.7	—	3.7
Restructuring and other charges	10.7	—	10.7
Separation-related costs	(1.1)	—	(1.1)
Total costs and expenses	309.3	—	309.3
Loss from operations before loss on debt extinguishment, equity in net loss of unconsolidated affiliate, non-operating pension benefit charges, interest expense, net and income taxes	(21.1)	—	(21.1)
Loss on debt extinguishment	0.1	—	0.1
Equity in net loss of unconsolidated affiliate	0.5	—	0.5
Non-operating pension benefit charges	—	—	—
Interest expense, net	3.7	(3.4)	0.3
(Loss)/income from operations before income taxes	(25.4)	3.4	(22.0)
Income tax (benefit)/expense	(6.5)	0.8	(5.7)
Net (loss)/income	$(18.9)	$2.6	$(16.3)
Net (loss)/income per weighted average share - basic	$(0.13)	$0.02	$(0.11)
Net (loss)/income per weighted average share - diluted	$(0.13)	$0.02	$(0.11)
Weighted average common shares outstanding - basic	146.2	146.2	146.2
Weighted average common shares outstanding - diluted	146.2	146.2	146.2
2020 Balance Sheet Impact

	December 31, 2020
(in Millions, Except Share and Par Value Data)	As Reported	ASU 2020-06 Adoption Adjustment	As Adjusted
ASSETS
Current assets
Cash and cash equivalents	$11.6	$—	$11.6
Trade receivables, net of allowance of approximately $0.4	76.3	—	76.3
Inventories, net	105.6	—	105.6
Prepaid and other current assets	56.3	—	56.3
Total current assets	249.8	—	249.8
Investments	23.8	—	23.8
Property, plant and equipment, net of accumulated depreciation of $222.4	545.3	—	545.3
Deferred income taxes	13.4	—	13.4
Right of use assets - operating leases, net	16.1	—	16.1
Other assets	88.4	—	88.4
Total assets	$936.8	$—	$936.8
LIABILITIES AND EQUITY
Current liabilities
Accounts payable, trade and other	$43.9	$—	$43.9
Accrued customer rebates	0.3	—	0.3
Accrued and other liabilities	36.7	—	36.7
Operating lease liabilities - current	1.4	—	1.4
Income taxes	—	—	—
Total current liabilities	82.3	—	82.3
Long-term debt	236.7	37.9	274.6
Operating lease liabilities - long-term	14.8	—	14.8
Environmental liabilities	6.1	—	6.1
Deferred income taxes	13.9	(8.3)	5.6
Other long-term liabilities	17.2	—	17.2
Commitments and contingent liabilities (Note 15)	—	—	—
Total current and long-term liabilities	371.0	29.6	400.6
Equity
Common stock; $0.001 par value; 2 billion shares authorized in 2018; 146,461,249 shares issued; 146,361,981 outstanding	0.1	—	0.1
Capital in excess of par value of common stock	553.1	(32.2)	520.9
Retained earnings	57.7	2.6	60.3
Accumulated other comprehensive loss	(44.4)	—	(44.4)
Treasury stock, common, at cost; 99,268 shares	(0.7)	—	(0.7)
Total equity	565.8	(29.6)	536.2
Total liabilities and equity	$936.8	$—	$936.8
2020 Statement of Cash Flows Impact

(in Millions)	Year Ended December 31, 2020
	As Reported	ASU 2020-06 Adoption Adjustment	As Adjusted
Cash provided by operating activities:
Net (loss)/income	$(18.9)	$2.6	$(16.3)
Adjustments to reconcile net (loss)/income to cash provided by operating activities:
Depreciation and amortization	25.0	—	25.0
Restructuring and other charges	3.3	—	3.3
Separation-related charges	(0.3)	—	(0.3)
Deferred income taxes	(7.1)	0.8	(6.3)
Share-based compensation	4.1	—	4.1
Change in investments in trust fund securities	1.0	—	1.0
Equity method investments gain/loss	0.5	—	0.5
Loss on debt extinguishment	0.1	—	0.1
Deferred financing fee amortization	4.1	(3.4)	0.7
Loss on asset disposal	0.6	—	0.6
Changes in operating assets and liabilities:
Trade receivables, net	15.3	—	15.3
Changes in deferred compensation	0.7	—	0.7
Inventories	10.1	—	10.1
Accounts payable, trade and other	(39.8)	—	(39.8)
Income taxes	(0.9)	—	(0.9)
Change in prepaid and other current assets and other assets	(9.9)	—	(9.9)
Change in accrued and other current and long-term liabilities	18.4	—	18.4
Cash provided by operating activities	$6.3	$—	$6.3
Cash required by investing activities:
Capital expenditures	(124.0)	—	(124.0)
Investments in rabbi trust fund securities	(0.6)	—	(0.6)
Proceeds from settlement of long-term supply agreement	10.0	—	10.0
Investments in unconsolidated affiliate	(15.0)	—	(15.0)
Other investing activities	(1.5)	—	(1.5)
Cash required by investing activities	$(131.1)	$—	$(131.1)
Cash provided by financing activities:
Proceeds from Revolving Credit Facility	175.5	—	175.5
Repayments of long Revolving Credit Facility	(294.6)	—	(294.6)
Proceeds from 2025 Notes	245.8	—	245.8
Payments of financing fees	(8.4)	—	(8.4)
Proceeds from issuance of common stock	0.8	—	0.8
Cash provided by financing activities	$119.1	$—	$119.1
Effect of exchange rate changes on cash and cash equivalents	0.5	—	0.5
Decrease in cash and cash equivalents	(5.2)	—	(5.2)
Cash and cash equivalents, beginning of period	16.8	—	16.8
Cash and cash equivalents, end of period	$11.6	$—	$11.6
In April 2020, FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848). The amendments in this ASU provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. An entity may optionally elect to apply the amendments effective in the first interim period that includes or is subsequent to March 12, 2020 through December 31, 2022. The FASB also issued ASU No. 2021-01, Reference Rate Reform (Topic 848). The amendments in this ASU provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this ASU affect the guidance in ASU No. 2020-04 and are effective for all entities as of March 12, 2020 through December 31, 2022. We are evaluating the effect the guidance will have on our consolidated financial statements.

In December 2019, the FASB issued ASU No. 2019-12, Simplifying the Accounting for Income Taxes (Topic 740). The amendments in this ASU simplified the accounting for income taxes by removing certain exceptions to the general principle in Topic 740. The amendments also contain improvements and clarifications of certain guidance in Topic 740. The new amendments are effective for fiscal years beginning after December 15, 2020 (i.e. a January 1, 2021 effective date), with early adoption permitted. We believe the adoption will not have a material impact on our consolidated and combined financial statements.

Recently adopted accounting guidance
In November 2019, the FASB issued ASU No. 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses ("ASU 2019-11"). The amendments in this ASU contain improvements and clarifications of certain guidance in Topic 326. We adopted the provisions of ASU 2019-11 on January 1, 2020; the adoption did not have a material impact on our consolidated and combined financial statements.
In April 2019, the FASB issued ASU No. 2019-04, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments, ("ASU 2019-04"). The amendments in this ASU affect a variety of Topics in the Codification and represent changes to clarify, correct errors in, or improve the Codification. Subsequently, in May 2019 the FASB issued ASU No. 2019-05, Financial Instruments - Credit Losses (Topic 326) Targeted Transition Relief, ("ASU 2019-05"). The amendments in this ASU provide entities with targeted transition relief that is intended to increase comparability of financial statement information for some entities that otherwise would have measured similar financial instruments using different measurement methodologies. We adopted the provisions of ASU 2019-04 and ASU 2019-05 on January 1, 2020; the adoption did not have a material impact on our consolidated and combined financial statements.
In March 2019, the FASB issued ASU No. 2019-01, Codification Improvements to Leases (Topic 842): Amendments to the FASB Accounting Standards Codification ("ASU 2019-01"). The amendments in this ASU contain improvements and clarifications of certain guidance in Topic 842. We adopted the provision of ASU 2019-01 on January 1, 2020; the adoption did not have a material impact on our consolidated and combined financial statements.
In August 2018, the FASB issued ASU No. 2018-15, Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract ("ASU 2018-15"). The amendments in ASU 2018-15 align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. The new standard is effective for fiscal years beginning after December 15, 2019 (i.e. a January 1, 2020 effective date) with early adoption permitted in any interim period. We elected to early adopt ASU 2018-15 effective July 1, 2019, using the prospective transition method. The adoption did not have a material impact on our consolidated and combined financial statements.
In February 2018, the FASB issued ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. This new standard permits a company to reclassify the income tax effects of the change in the U.S federal corporate income tax rate on the gross deferred tax amounts and related valuation allowances as well as other income tax effects related to the application of the Tax Cuts and Jobs Act ("Tax Act") within accumulated other comprehensive income (“AOCI”) to retained earnings. There are also new required disclosures such as a description of the accounting policy for releasing income tax effects from AOCI as well as certain disclosures in the period of adoption if a company elects to reclassify the income tax effects. The new standard is effective for fiscal years beginning after December 15, 2018 (i.e. a January 1, 2019 effective date), and interim periods within those fiscal years. The adoption did not have a material impact on our consolidated and combined financial statements.
In August 2017, the FASB issued ASU No. 2017-12, Derivatives and Hedging (Topic 815). This ASU amends and simplifies existing hedge accounting guidance and allows for more hedging strategies to be eligible for hedge accounting. In addition, the ASU amends disclosure requirements and how hedge effectiveness is assessed. The new standard is effective for fiscal years beginning after December 15, 2018 (i.e. a January 1, 2019 effective date), with early adoption permitted in any interim period after issuance of this ASU. The adoption did not have a material impact on our consolidated and combined financial statements.
In February 2016, the FASB issued its new lease accounting guidance in ASU No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required to recognize for all leases (with the exception of short-term leases) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis and a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. The new standard is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years (i.e. a January 1, 2019 effective date). Our total assets and total liabilities increased approximately $16 million in the period of adoption, however, the adoption did not have a material impact on our results of operations or cash flows.